SiriusPoint Ltd.

Financial Supplement
December 31, 2023

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Annual Report on Form 10-K.

Point Building	Dhruv Gahlaut - Head of Investor Relations and Chief Strategy Officer
3 Waterloo Lane	Tel: (044) 20 3772 3111
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure. SiriusPoint's management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Reconciliations and definitions of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
December 31, 2023 and 2022
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Combined ratio	93.6%	90.4%	84.5%	96.4%
Core underwriting income (loss) (1)	$37.0	$31.2	$250.2	$(34.8)
Core net services income (1)	$9.3	$2.8	$41.2	$37.4
Core income (1)	$46.3	$34.0	$291.4	$2.6
Core combined ratio (1)	93.4%	94.8%	89.1%	101.6%
Accident year loss ratio (1)	65.6%	64.7%	64.6%	69.0%
Accident year combined ratio (1)	100.1%	96.4%	96.4%	102.1%
Attritional loss ratio (1)	65.6%	64.7%	64.0%	63.1%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	17.1%	(5.7)%	16.2%	(19.3)%
Book value per common share	$13.76	$11.56	$13.76	$11.56
Book value per diluted common share	$13.35	$11.32	$13.35	$11.32
Tangible book value per diluted common share (1)	$12.47	$10.43	$12.47	$10.43
(1)Core underwriting income (loss), Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Accident year combined ratio, accident year loss ratio and attritional loss ratio are non-GAAP financial measures. See definitions in “Core Results by Quarter.” Tangible book value per diluted common share is a non-GAAP financial measure. See reconciliation in “Book Value per Share - by Quarter.”

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$4,755.4	$4,423.3	$4,172.1	$3,565.9	$2,635.5
Debt securities, trading, at fair value	534.9	616.4	753.2	1,120.2	1,526.0
Short-term investments, at fair value	371.6	548.7	559.2	594.0	984.6
Investments in related party investment funds, at fair value	105.6	109.9	111.3	117.9	128.8
Other long-term investments, at fair value	308.5	326.1	355.4	361.9	377.2
Equity securities, trading, at fair value	1.6	1.6	1.6	1.6	1.6
Total investments	6,077.6	6,026.0	5,952.8	5,761.5	5,653.7
Cash and cash equivalents	969.2	703.5	676.2	763.6	705.3
Restricted cash and cash equivalents	132.1	107.7	95.2	211.0	208.4
Redemption receivable from related party investment fund	3.0	2.4	5.0	11.6	18.5
Due from brokers	5.6	21.5	18.2	6.5	4.9
Interest and dividends receivable	42.3	41.1	36.8	33.5	26.7
Insurance and reinsurance balances receivable, net	1,966.3	2,057.6	2,219.6	2,261.0	1,876.9
Deferred acquisition costs, net	308.9	333.0	342.6	357.1	294.9
Unearned premiums ceded	449.2	464.7	484.8	462.3	348.8
Loss and loss adjustment expenses recoverable, net	2,295.1	2,314.2	2,276.6	1,392.0	1,376.2
Deferred tax asset	293.6	180.6	163.9	176.0	200.3
Intangible assets	152.7	155.6	158.5	161.9	163.8
Other assets	175.9	183.3	165.4	209.5	157.9
Total assets	$12,871.5	$12,591.2	$12,595.6	$11,807.5	$11,036.3
Liabilities
Loss and loss adjustment expense reserves	$5,608.1	$5,448.8	$5,307.4	$5,318.9	$5,268.7
Unearned premium reserves	1,627.3	1,762.8	1,842.2	1,833.1	1,521.1
Reinsurance balances payable	1,736.7	1,733.4	1,845.4	1,004.9	813.6
Deposit liabilities	134.4	135.8	137.8	141.2	140.5
Deferred gain on retroactive reinsurance	27.9	25.8	21.2	—	—
Debt	786.2	763.5	765.9	779.2	778.0
Securities sold, not yet purchased, at fair value	—	—	—	19.4	27.0
Securities sold under an agreement to repurchase	—	—	11.0	20.3	18.0
Due to brokers	6.2	39.1	28.1	60.1	—
Deferred tax liability	68.7	81.2	61.0	59.4	59.8
Liability-classified capital instruments	67.3	62.0	65.4	47.0	60.4
Accounts payable, accrued expenses and other liabilities	278.1	273.4	261.3	282.7	266.6
Total liabilities	10,340.9	10,325.8	10,346.7	9,566.2	8,953.7
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	16.8	16.5	16.3	16.2	16.2
Additional paid-in capital	1,693.0	1,661.4	1,645.6	1,642.6	1,641.3
Retained earnings	601.0	507.5	450.0	394.1	262.2
Accumulated other comprehensive income (loss), net of tax	3.1	(135.4)	(75.9)	(23.0)	(45.0)
Shareholders’ equity attributable to SiriusPoint shareholders	2,513.9	2,250.0	2,236.0	2,229.9	2,074.7
Noncontrolling interests	16.7	15.4	12.9	11.4	7.9
Total shareholders’ equity	2,530.6	2,265.4	2,248.9	2,241.3	2,082.6
Total liabilities, noncontrolling interests and shareholders’ equity	$12,871.5	$12,591.2	$12,595.6	$11,807.5	$11,036.3

SiriusPoint Ltd.
Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenues
Net premiums earned	$578.0	$607.4	$2,426.2	$2,318.1
Net investment income	78.4	51.9	283.7	113.3
Net realized and unrealized investment gains (losses)	(12.4)	10.9	(10.0)	(225.5)
Net realized and unrealized investment losses from related party investment funds	(1.0)	(10.7)	(1.0)	(210.5)
Net investment income and net realized and unrealized investment gains (losses)	65.0	52.1	272.7	(322.7)
Other revenues	2.8	14.1	38.4	110.2
Total revenues	645.8	673.6	2,737.3	2,105.6
Expenses
Loss and loss adjustment expenses incurred, net	365.4	390.1	1,381.3	1,588.4
Acquisition costs, net	111.7	113.0	472.7	461.9
Other underwriting expenses	64.2	46.4	196.3	184.5
Net corporate and other expenses	64.5	92.6	258.2	312.8
Intangible asset amortization	2.9	2.1	11.1	8.1
Interest expense	19.8	10.5	64.1	38.6
Foreign exchange (gains) losses	19.2	61.5	34.9	(66.0)
Total expenses	647.7	716.2	2,418.6	2,528.3
Income (loss) before income tax benefit	(1.9)	(42.6)	318.7	(422.7)
Income tax benefit	101.6	19.6	45.0	36.7
Net income (loss)	99.7	(23.0)	363.7	(386.0)
Net (income) loss attributable to noncontrolling interests	(2.2)	0.4	(8.9)	(0.8)
Net income (loss) available to SiriusPoint	97.5	(22.6)	354.8	(386.8)
Dividends on Series B preference shares	(4.0)	(4.0)	(16.0)	(16.0)
Net income (loss) available to SiriusPoint common shareholders	$93.5	$(26.6)	$338.8	$(402.8)
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.52	$(0.17)	$1.93	$(2.51)
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.50	$(0.17)	$1.85	$(2.51)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	166,640,624	160,459,088	163,341,448	160,228,588
Diluted	173,609,940	160,459,088	169,607,348	160,228,588
(1)    Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues
Net premiums earned	$578.0	$613.0	$639.7	$595.5	$607.4
Net investment income	78.4	75.1	68.5	61.7	51.9
Net realized and unrealized investment gains (losses)	(12.4)	(7.1)	(1.8)	11.3	10.9
Net realized and unrealized investment gains (losses) from related party investment funds	(1.0)	0.1	(0.9)	0.8	(10.7)
Net investment income and net realized and unrealized investment gains (losses)	65.0	68.1	65.8	73.8	52.1
Other revenues	2.8	21.5	5.3	8.8	14.1
Total revenues	645.8	702.6	710.8	678.1	673.6
Expenses
Loss and loss adjustment expenses incurred, net	365.4	373.1	375.7	267.1	390.1
Acquisition costs, net	111.7	129.5	111.8	119.7	113.0
Other underwriting expenses	64.2	36.6	43.3	52.2	46.4
Net corporate and other expenses	64.5	63.4	70.3	60.0	92.6
Intangible asset amortization	2.9	2.9	2.9	2.4	2.1
Interest expense	19.8	19.8	11.7	12.8	10.5
Foreign exchange (gains) losses	19.2	(1.8)	17.4	0.1	61.5
Total expenses	647.7	623.5	633.1	514.3	716.2
Income (loss) before income tax (expense) benefit	(1.9)	79.1	77.7	163.8	(42.6)
Income tax (expense) benefit	101.6	(15.3)	(15.8)	(25.5)	19.6
Net income (loss)	99.7	63.8	61.9	138.3	(23.0)
Net (income) loss attributable to noncontrolling interests	(2.2)	(2.3)	(2.0)	(2.4)	0.4
Net income (loss) available to SiriusPoint	97.5	61.5	59.9	135.9	(22.6)
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income (loss) available to SiriusPoint common shareholders	$93.5	$57.5	$55.9	$131.9	$(26.6)
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.52	$0.33	$0.32	$0.76	$(0.17)
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.50	$0.32	$0.31	$0.74	$(0.17)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	166,640,624	163,738,528	162,027,831	160,905,860	160,459,088
Diluted	173,609,940	168,516,508	166,708,932	164,130,946	160,459,088
(1)     Basic income (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings (loss) per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income (Loss) - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Comprehensive income (loss)
Net income (loss)	$99.7	$63.8	$61.9	$138.3	$(23.0)
Other comprehensive income (loss), net of tax
Change in foreign currency translation	1.0	(1.1)	1.5	(0.3)	(1.0)
Unrealized gains (losses) from debt securities held as available for sale investments	128.8	(56.2)	(56.6)	22.9	7.0
Reclassifications from accumulated other comprehensive income (loss)	8.7	(2.2)	2.2	(0.6)	2.7
Total other comprehensive income (loss)	138.5	(59.5)	(52.9)	22.0	8.7
Comprehensive income (loss)	238.2	4.3	9.0	160.3	(14.3)
Net (income) loss attributable to noncontrolling interests	(2.2)	(2.3)	(2.0)	(2.4)	0.4
Comprehensive income (loss) available to SiriusPoint	$236.0	$2.0	$7.0	$157.9	$(13.9)

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$251.7	$468.1	$719.8	$—	$(4.2)	$—	$715.6
Net premiums written	194.9	263.3	458.2	—	(3.6)	—	454.6
Net premiums earned	243.2	315.2	558.4	—	19.6	—	578.0
Loss and loss adjustment expenses incurred, net	121.8	206.6	328.4	(1.4)	38.4	—	365.4
Acquisition costs, net	65.5	66.8	132.3	(31.6)	11.0	—	111.7
Other underwriting expenses	28.1	32.6	60.7	—	3.5	—	64.2
Underwriting income (loss)	27.8	9.2	37.0	33.0	(33.3)	—	36.7
Services revenues	1.7	54.0	55.7	(40.0)	—	(15.7)	—
Services expenses	—	43.6	43.6	—	—	(43.6)	—
Net services fee income	1.7	10.4	12.1	(40.0)	—	27.9	—
Services noncontrolling income	—	(2.8)	(2.8)	—	—	2.8	—
Net services income	1.7	7.6	9.3	(40.0)	—	30.7	—
Segment income (loss)	29.5	16.8	46.3	(7.0)	(33.3)	30.7	36.7
Net investment income					78.4	—	78.4
Net realized and unrealized investment losses					(12.4)	—	(12.4)
Net realized and unrealized investment losses from related party investment funds					(1.0)	—	(1.0)
Other revenues					(12.9)	15.7	2.8
Net corporate and other expenses					(20.9)	(43.6)	(64.5)
Intangible asset amortization					(2.9)	—	(2.9)
Interest expense					(19.8)	—	(19.8)
Foreign exchange losses					(19.2)	—	(19.2)
Income (loss) before income tax benefit	$29.5	$16.8	46.3	(7.0)	(44.0)	2.8	(1.9)
Income tax benefit			—	—	101.6	—	101.6
Net income			46.3	(7.0)	57.6	2.8	99.7
Net (income) loss attributable to noncontrolling interest			—	—	0.6	(2.8)	(2.2)
Net income available to SiriusPoint			$46.3	$(7.0)	$58.2	$—	$97.5

Underwriting Ratios: (1)
Loss ratio	50.1%	65.5%	58.8%				63.2%
Acquisition cost ratio	26.9%	21.2%	23.7%				19.3%
Other underwriting expenses ratio	11.6%	10.3%	10.9%				11.1%
Combined ratio	88.6%	97.0%	93.4%				93.6%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$300.5	$441.9	$742.4	$—	$1.3	$—	$743.7
Net premiums written	236.1	340.4	576.5	—	1.4	—	577.9
Net premiums earned	281.5	324.3	605.8	—	1.6	—	607.4
Loss and loss adjustment expenses incurred, net	170.4	212.1	382.5	(1.4)	9.0	—	390.1
Acquisition costs, net	74.3	74.8	149.1	(32.2)	(3.9)	—	113.0
Other underwriting expenses	27.0	16.0	43.0	—	3.4	—	46.4
Underwriting income (loss)	9.8	21.4	31.2	33.6	(6.9)	—	57.9
Services revenues	(3.6)	49.8	46.2	(30.5)	—	(15.7)	—
Services expenses	—	43.9	43.9	—	—	(43.9)	—
Net services fee income (loss)	(3.6)	5.9	2.3	(30.5)	—	28.2	—
Services noncontrolling loss	—	0.5	0.5	—	—	(0.5)	—
Net services income (loss)	(3.6)	6.4	2.8	(30.5)	—	27.7	—
Segment income (loss)	6.2	27.8	34.0	3.1	(6.9)	27.7	57.9
Net investment income					51.9	—	51.9
Net realized and unrealized investment gains					10.9	—	10.9
Net realized and unrealized investment losses from related party investment funds					(10.7)	—	(10.7)
Other revenues					(1.6)	15.7	14.1
Net corporate and other expenses					(48.7)	(43.9)	(92.6)
Intangible asset amortization					(2.1)	—	(2.1)
Interest expense					(10.5)	—	(10.5)
Foreign exchange losses					(61.5)	—	(61.5)
Income (loss) before income tax benefit	$6.2	$27.8	34.0	3.1	(79.2)	(0.5)	(42.6)
Income tax benefit			—	—	19.6	—	19.6
Net income (loss)			34.0	3.1	(59.6)	(0.5)	(23.0)
Net (income) loss attributable to noncontrolling interest			—	—	(0.1)	0.5	0.4
Net income (loss) available to SiriusPoint			$34.0	$3.1	$(59.7)	$—	$(22.6)

Underwriting Ratios: (1)
Loss ratio	60.5%	65.4%	63.1%				64.2%
Acquisition cost ratio	26.4%	23.1%	24.6%				18.6%
Other underwriting expenses ratio	9.6%	4.9%	7.1%				7.6%
Combined ratio	96.5%	93.4%	94.8%				90.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,271.0	$2,039.7	$3,310.7	$—	$116.7	$—	$3,427.4
Net premiums written	1,061.0	1,282.7	2,343.7	—	94.2	—	2,437.9
Net premiums earned	1,031.4	1,249.2	2,280.6	—	145.6	—	2,426.2
Loss and loss adjustment expenses incurred, net	490.3	815.4	1,305.7	(5.4)	81.0	—	1,381.3
Acquisition costs, net	252.2	295.5	547.7	(137.2)	62.2	—	472.7
Other underwriting expenses	82.7	94.3	177.0	—	19.3	—	196.3
Underwriting income (loss)	206.2	44.0	250.2	142.6	(16.9)	—	375.9
Services revenues	(1.1)	238.6	237.5	(149.6)	—	(87.9)	—
Services expenses	—	187.8	187.8	—	—	(187.8)	—
Net services fee income (loss)	(1.1)	50.8	49.7	(149.6)	—	99.9	—
Services noncontrolling income	—	(8.5)	(8.5)	—	—	8.5	—
Net services income (loss)	(1.1)	42.3	41.2	(149.6)	—	108.4	—
Segment income (loss)	205.1	86.3	291.4	(7.0)	(16.9)	108.4	375.9
Net investment income					283.7	—	283.7
Net realized and unrealized investment losses					(10.0)	—	(10.0)
Net realized and unrealized investment losses from related party investment funds					(1.0)	—	(1.0)
Other revenues					(49.5)	87.9	38.4
Net corporate and other expenses					(70.4)	(187.8)	(258.2)
Intangible asset amortization					(11.1)	—	(11.1)
Interest expense					(64.1)	—	(64.1)
Foreign exchange losses					(34.9)	—	(34.9)
Income before income tax benefit	$205.1	$86.3	291.4	(7.0)	25.8	8.5	318.7
Income tax benefit			—	—	45.0	—	45.0
Net income			291.4	(7.0)	70.8	8.5	363.7
Net income attributable to noncontrolling interests			—	—	(0.4)	(8.5)	(8.9)
Net income available to SiriusPoint			$291.4	$(7.0)	$70.4	$—	$354.8

Underwriting Ratios: (1)
Loss ratio	47.5%	65.3%	57.3%				56.9%
Acquisition cost ratio	24.5%	23.7%	24.0%				19.5%
Other underwriting expenses ratio	8.0%	7.5%	7.8%				8.1%
Combined ratio	80.0%	96.5%	89.1%				84.5%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,521.4	$1,884.2	$3,405.6	$—	$4.1	$—	$3,409.7
Net premiums written	1,199.6	1,346.0	2,545.6	—	3.6	—	2,549.2
Net premiums earned	1,213.1	1,086.8	2,299.9	—	18.2	—	2,318.1
Loss and loss adjustment expenses incurred, net	855.9	718.7	1,574.6	(5.2)	19.0	—	1,588.4
Acquisition costs, net	310.3	273.2	583.5	(118.6)	(3.0)	—	461.9
Other underwriting expenses	113.8	62.8	176.6	—	7.9	—	184.5
Underwriting income (loss)	(66.9)	32.1	(34.8)	123.8	(5.7)	—	83.3
Services revenues	(0.2)	215.7	215.5	(133.4)	—	(82.1)	—
Services expenses	—	179.2	179.2	—	—	(179.2)	—
Net services fee income (loss)	(0.2)	36.5	36.3	(133.4)	—	97.1	—
Services noncontrolling loss	—	1.1	1.1	—	—	(1.1)	—
Net services income (loss)	(0.2)	37.6	37.4	(133.4)	—	96.0	—
Segment income (loss)	(67.1)	69.7	2.6	(9.6)	(5.7)	96.0	83.3
Net investment income					113.3	—	113.3
Net realized and unrealized investment losses					(225.5)	—	(225.5)
Net realized and unrealized investment losses from related party investment funds					(210.5)	—	(210.5)
Other revenues					28.1	82.1	110.2
Net corporate and other expenses					(133.6)	(179.2)	(312.8)
Intangible asset amortization					(8.1)	—	(8.1)
Interest expense					(38.6)	—	(38.6)
Foreign exchange gains					66.0	—	66.0
Income (loss) before income tax benefit	$(67.1)	$69.7	2.6	(9.6)	(414.6)	(1.1)	(422.7)
Income tax benefit			—	—	36.7	—	36.7
Net income (loss)			2.6	(9.6)	(377.9)	(1.1)	(386.0)
Net income attributable to noncontrolling interests			—	—	(1.9)	1.1	(0.8)
Net income (loss) available to SiriusPoint			$2.6	$(9.6)	$(379.8)	$—	$(386.8)

Underwriting Ratios: (1)
Loss ratio	70.6%	66.1%	68.5%				68.5%
Acquisition cost ratio	25.6%	25.1%	25.4%				19.9%
Other underwriting expenses ratio	9.4%	5.8%	7.7%				8.0%
Combined ratio	105.6%	97.0%	101.6%				96.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues
Gross premiums written	$715.6	$758.8	$842.5	$1,110.5	$743.7
Net premiums written	454.6	566.0	625.6	791.7	577.9
Net premiums earned	578.0	613.0	639.7	595.5	607.4
Expenses
Loss and loss adjustment expenses incurred, net	365.4	373.1	375.7	267.1	390.1
Acquisition costs, net	111.7	129.5	111.8	119.7	113.0
Other underwriting expenses	64.2	36.6	43.3	52.2	46.4
Underwriting income	$36.7	$73.8	$108.9	$156.5	$57.9

Underwriting Ratios (1):
Loss ratio	63.2%	60.9%	58.7%	44.9%	64.2%
Acquisition cost ratio	19.3%	21.1%	17.5%	20.1%	18.6%
Other underwriting expenses ratio	11.1%	6.0%	6.8%	8.8%	7.6%
Combined ratio	93.6%	88.0%	83.0%	73.8%	90.4%

Catastrophe losses, net of reinsurance and reinstatement premiums	$(0.1)	$12.0	$—	$12.9	$0.2
Russia/Ukraine losses	—	—	—	—	(0.7)
Favorable prior year loss reserve development	$(11.1)	$(24.7)	$(33.0)	$(105.4)	$(4.1)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues
Gross premiums written	$719.8	$725.5	$805.2	$1,060.2	$742.4
Net premiums written	458.2	533.6	588.3	763.6	576.5
Net premiums earned	558.4	575.3	596.2	550.7	605.8
Expenses
Loss and loss adjustment expenses incurred, net	328.4	355.8	363.4	258.1	382.5
Acquisition costs, net	132.3	145.7	132.0	137.7	149.1
Other underwriting expenses	60.7	31.3	37.5	47.5	43.0
Underwriting income	37.0	42.5	63.3	107.4	31.2
Services revenues	55.7	58.6	59.4	63.8	46.2
Services expenses	43.6	48.7	50.0	45.5	43.9
Net services fee income	12.1	9.9	9.4	18.3	2.3
Services noncontrolling (income) loss	(2.8)	(2.4)	(1.7)	(1.6)	0.5
Net services income	9.3	7.5	7.7	16.7	2.8
Segment income	$46.3	$50.0	$71.0	$124.1	$34.0

Underwriting Ratios (2):
Loss ratio	58.8%	61.8%	61.0%	46.9%	63.1%
Acquisition cost ratio	23.7%	25.3%	22.1%	25.0%	24.6%
Other underwriting expenses ratio	10.9%	5.4%	6.3%	8.6%	7.1%
Combined ratio	93.4%	92.5%	89.4%	80.5%	94.8%

Accident year loss ratio	65.6%	64.0%	65.2%	63.6%	64.7%
Accident year combined ratio	100.1%	94.8%	93.6%	97.2%	96.4%
Attritional loss ratio	65.6%	62.9%	65.2%	62.3%	64.7%

Catastrophe losses, net of reinsurance and reinstatement premiums	$(0.2)	$6.7	$—	$7.0	$0.2
Russia/Ukraine losses	—	—	—	—	(0.7)
Favorable prior year loss reserve development	$(37.7)	$(12.6)	$(25.2)	$(91.9)	$(9.6)
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues
Gross premiums written	$251.7	$265.4	$357.7	$396.2	$300.5
Net premiums written	194.9	243.2	311.9	311.0	236.1
Net premiums earned	243.2	256.9	271.8	259.5	281.5
Expenses
Loss and loss adjustment expenses incurred, net	121.8	136.2	146.7	85.6	170.4
Acquisition costs, net	65.5	69.4	51.3	66.0	74.3
Other underwriting expenses	28.1	14.4	12.0	28.2	27.0
Underwriting income	27.8	36.9	61.8	79.7	9.8
Services revenues	1.7	(0.2)	(2.8)	0.2	(3.6)
Services expenses	—	—	—	—	—
Net services fee income (loss)	1.7	(0.2)	(2.8)	0.2	(3.6)
Services noncontrolling loss	—	—	—	—	—
Net services income (loss)	1.7	(0.2)	(2.8)	0.2	(3.6)
Segment income	$29.5	$36.7	$59.0	$79.9	$6.2

Underwriting Ratios (1):
Loss ratio	50.1%	53.0%	54.0%	33.0%	60.5%
Acquisition cost ratio	26.9%	27.0%	18.9%	25.4%	26.4%
Other underwriting expenses ratio	11.6%	5.6%	4.4%	10.9%	9.6%
Combined ratio	88.6%	85.6%	77.3%	69.3%	96.5%

Accident year loss ratio	58.8%	60.5%	63.5%	61.7%	59.5%
Accident year combined ratio	97.2%	93.1%	86.8%	98.0%	95.5%
Attritional loss ratio	59.0%	57.8%	63.5%	59.4%	60.0%

Catastrophe losses, net of reinsurance and reinstatement premiums	$(0.6)	$6.8	$—	$6.0	$(1.4)
Russia/Ukraine losses	—	—	—	—	(0.7)
(Favorable) adverse prior year loss reserve development	$(21.1)	$(19.2)	$(25.9)	$(74.6)	$3.0
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues
Gross premiums written	$468.1	$460.1	$447.5	$664.0	$441.9
Net premiums written	263.3	290.4	276.4	452.6	340.4
Net premiums earned	315.2	318.4	324.4	291.2	324.3
Expenses
Loss and loss adjustment expenses incurred, net	206.6	219.6	216.7	172.5	212.1
Acquisition costs, net	66.8	76.3	80.7	71.7	74.8
Other underwriting expenses	32.6	16.9	25.5	19.3	16.0
Underwriting income	9.2	5.6	1.5	27.7	21.4
Services revenues	54.0	58.8	62.2	63.6	49.8
Services expenses	43.6	48.7	50.0	45.5	43.9
Net services fee income	10.4	10.1	12.2	18.1	5.9
Services noncontrolling (income) loss	(2.8)	(2.4)	(1.7)	(1.6)	0.5
Net services income	7.6	7.7	10.5	16.5	6.4
Segment income	$16.8	$13.3	$12.0	$44.2	$27.8

Underwriting Ratios (1):
Loss ratio	65.5%	69.0%	66.8%	59.2%	65.4%
Acquisition cost ratio	21.2%	24.0%	24.9%	24.6%	23.1%
Other underwriting expenses ratio	10.3%	5.3%	7.9%	6.6%	4.9%
Combined ratio	97.0%	98.3%	99.6%	90.4%	93.4%

Accident year loss ratio	70.8%	66.9%	66.6%	65.2%	69.3%
Accident year combined ratio	102.3%	96.2%	99.3%	96.4%	97.3%
Attritional loss ratio	70.7%	66.9%	66.6%	64.8%	68.8%

Catastrophe losses, net of reinsurance and reinstatement premiums	$0.4	$(0.1)	$—	$1.0	$1.6
(Favorable) adverse prior year loss reserve development	$(16.6)	$6.6	$0.7	$(17.3)	$(12.6)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$880.7	14.5%	$802.6	13.3%	$704.8	11.8%	$414.4	7.2%	$230.7	4.1%
Residential mortgage-backed securities	902.8	14.9%	777.1	12.9%	684.4	11.5%	417.8	7.3%	340.7	6.0%
Commercial mortgage-backed securities	204.1	3.4%	168.9	2.8%	133.7	2.2%	92.8	1.6%	61.2	1.1%
Corporate debt securities	1,573.1	25.9%	1,533.5	25.4%	1,483.5	24.9%	943.4	16.4%	415.7	7.4%
U.S. government and government agency	1,136.7	18.7%	1,075.6	17.8%	1,083.5	18.2%	1,637.1	28.4%	1,550.6	27.4%
Non-U.S. government and government agency	58.0	1.0%	65.6	1.1%	82.2	1.4%	60.4	1.0%	36.6	0.6%
Total debt securities, available for sale	4,755.4	78.4%	4,423.3	73.4%	4,172.1	70.0%	3,565.9	61.9%	2,635.5	46.6%
Asset-backed securities	256.6	4.2%	304.2	5.0%	358.8	6.0%	443.5	7.7%	553.7	9.8%
Residential mortgage-backed securities	57.2	0.9%	56.2	0.9%	80.5	1.4%	132.4	2.3%	133.6	2.4%
Commercial mortgage-backed securities	67.8	1.1%	67.4	1.1%	72.7	1.2%	111.2	1.9%	113.4	2.0%
Corporate debt securities	45.2	0.7%	62.6	1.0%	101.4	1.7%	294.4	5.1%	363.5	6.4%
U.S. government and government agency	98.1	1.6%	108.8	1.8%	108.9	1.8%	91.2	1.6%	270.4	4.8%
Non-U.S. government and government agency	10.0	0.2%	17.2	0.3%	30.9	0.5%	44.3	0.9%	88.2	1.6%
Preferred stocks	—	—%	—	—%	—	—%	3.2	—%	3.2	—%
Total debt securities, trading	534.9	8.7%	616.4	10.2%	753.2	12.6%	1,120.2	19.5%	1,526.0	27.0%
Total equity securities	1.6	—%	1.6	—%	1.6	—%	1.6	—%	1.6	—%
Short-term investments	371.6	6.1%	548.7	9.1%	559.2	9.6%	594.0	10.3%	984.6	17.4%
Other long-term investments	169.7	2.8%	181.7	3.0%	235.0	3.9%	227.8	4.0%	227.3	4.0%
Cost and equity method investments	80.1	1.3%	83.9	1.4%	88.2	1.5%	95.0	1.6%	104.8	1.9%
Investments in funds valued at net asset value	164.3	2.7%	170.4	2.8%	143.5	2.4%	157.0	2.7%	173.9	3.1%
Total investments	$6,077.6	100.0%	$6,026.0	100.0%	$5,952.8	100.0%	$5,761.5	100.0%	$5,653.7	100.0%

SiriusPoint Ltd.
Earnings (loss) per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	166,640,624	163,738,528	162,027,831	160,905,860	160,459,088
Dilutive effect of options, warrants, restricted share awards, restricted share units, and Series A preference shares (1)	6,969,316	4,777,980	4,681,101	3,225,086	—
Diluted number of common shares outstanding	173,609,940	168,516,508	166,708,932	164,130,946	160,459,088

Basic income (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$93.5	$57.5	$55.9	$131.9	$(26.6)
Net income allocated to SiriusPoint participating common shareholders	(6.5)	(4.0)	(4.0)	(10.0)	—
Net income (loss) allocated to SiriusPoint common shareholders	$87.0	$53.5	$51.9	$121.9	$(26.6)

Basic earnings (loss) per share available to SiriusPoint common shareholders (2)	$0.52	$0.33	$0.32	$0.76	$(0.17)

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$93.5	$57.5	$55.9	$131.9	$(26.6)
Net income allocated to SiriusPoint participating common shareholders	(6.5)	(4.0)	(4.0)	(10.0)	—
Net income (loss) allocated to SiriusPoint common shareholders	$87.0	$53.5	$51.9	$121.9	$(26.6)

Diluted earnings (loss) per share available to SiriusPoint common shareholders (2)	$0.50	$0.32	$0.31	$0.74	$(0.17)
(1)For the quarter ended December 31, 2022 there was no dilution as a result of the net loss allocated to SiriusPoint common shareholders in the quarter.
(2)Basic income (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings (loss) per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net income (loss) available to SiriusPoint common shareholders	$93.5	$57.5	$55.9	$131.9	$(26.6)
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,050.0	2,036.0	2,029.9	1,874.7	1,884.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,313.9	2,050.0	2,036.0	2,029.9	1,874.7
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$2,182.0	$2,043.0	$2,033.0	$1,952.3	$1,879.6
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	17.1%	11.3%	11.0%	27.0%	(5.7)%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,313.9	$2,050.0	$2,036.0	$2,029.9	$1,874.7
Intangible assets	(152.7)	(155.6)	(158.5)	(161.9)	(163.8)
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$2,161.2	$1,894.4	$1,877.5	$1,868.0	$1,710.9

Common shares outstanding	168,120,022	165,068,101	163,200,630	162,367,173	162,177,653
Effect of dilutive stock options, restricted share units, warrants and Series A preference shares	5,193,920	4,236,254	3,964,586	3,023,030	3,492,795
Book value per diluted common share denominator	173,313,942	169,304,355	167,165,216	165,390,203	165,670,448
Unvested restricted shares	—	—	—	—	(1,708,608)
Tangible book value per diluted common share denominator	173,313,942	169,304,355	167,165,216	165,390,203	163,961,840

Book value per common share	$13.76	$12.42	$12.48	$12.50	$11.56
Book value per diluted common share	$13.35	$12.11	$12.18	$12.27	$11.32
Tangible book value per diluted common share (1)	$12.47	$11.19	$11.23	$11.29	$10.43
(1)Tangible book value per diluted common share, as presented, is a non-GAAP financial measure and the most comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Starting in 2023, the Company will no longer exclude restricted shares from calculation of Tangible Book Value per Diluted Common Share, as the unvested restricted shares outstanding are no longer considered material. The resulting change in Tangible Book Value per Diluted Common Share is ($0.05) per share at December 31, 2023 and thus the Company will no longer adjust the calculation. Further, management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.